                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY


         We, the undersigned directors of Bowater Incorporated, hereby severally constitute Anthony H. Barash, David G. Maffucci and Wendy C. Shiba, and each of them singly, our true and lawful attorneys with full power of substitution, to sign for us and in our names in the capacities listed below,
(1) a Registration Statement on Form S-8 pertaining to the Bowater Incorporated/Carolina Division Hourly Employees' Savings Plan (the "Plan") and any and all amendments to such Registration Statement and (2) a Post Effective Amendment to the Registration Statement on Form S-8 pertaining to the Plan (Registration Statement No. 33-16277), and any and all amendments to such Registration Statement and generally to do all such things in our names and on our behalf in our capacities as directors to enable Bowater Incorporated to comply with the provisions of the Securities Act of 1933, as amended, all requirements of the Securities and Exchange Commission and all requirements of any other applicable law or regulation, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to such Registration Statement and Post-Effective Amendment and any and all amendments thereto, including post-effective amendments.

Signatures                                         Title                     Date
- ----------                                         -----                     ----

/s/ Francis J. Aguilar                             Director                  April 24, 1996
- ----------------------------------
Francis J. Aguilar

/s/ Hugh D. Aycock                                 Director                  April 24, 1996
- ----------------------------------
Hugh D. Aycock

                                                   Director                  April 24, 1996
- ----------------------------------
Richard Barth

/s/ Kenneth M. Curtis                              Director                  April 24, 1996
- ----------------------------------
Kenneth M. Curtis

/s/ H. Gordon MacNeill                             Director                  April 24, 1996
- ----------------------------------
H. Gordon MacNeill

/s/ Donald L. Melville                             Director                  April 24, 1996
- ----------------------------------
Donald R. Melville

/s/ James L. Pate                                  Director                  April 24, 1996
- ----------------------------------
James L. Pate

/s/ John A. Rolls                                  Director                  April 24, 1996
- ----------------------------------
John A. Rolls